Invesco Income Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	GOV-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2019
(Unaudited)
Principal Amount		Value
Asset-Backed Securities–70.07%
Adagio V CLO DAC, Series V-X, Class E, 3.20% (3 mo. EURIBOR + 3.20%), 10/15/2031(a)(b)	$4,000,000	$4,413,828
Avis Budget Rental Car Funding AESOP LLC,
Series 2012-1A, Class A, 4.83%, 11/20/2022(a)	5,000,000	5,135,278
Series 2012-1A, Class A, 4.95%, 03/20/2025(a)	3,000,000	3,176,389
Avoca CLO XX DAC, Series 20A, Class D1, 3.90% (3 mo. EURIBOR + 3.90%), 07/15/2032(a)(b)	2,675,000	3,019,134
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.84%, 09/15/2048(c)	18,682,833	786,039
Bank, Series 2018-BN14, Class E, 3.00%, 09/15/2060(a)(c)	5,750,000	4,705,722
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 4.22%, 01/25/2035(c)	568,665	589,180
Benchmark Mortgage Trust,
Series 2018-B6, Class E, 3.12%, 10/10/2051(a)(c)	8,000,000	6,580,456
Series 2019-B10, Class A4, 3.72%, 03/15/2062	3,500,000	3,733,099
Series 2019-B11, Class D, 3.00%, 05/15/2052(a)	5,250,000	4,540,462
Series 2019-B9, Class A5, 4.02%, 03/15/2052	7,000,000	7,635,225
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.68%, 12/16/2041(a)(d)	5,483,750	5,768,111
CAL Funding III Ltd.,
Series 2018-1A, Class B, 4.80%, 02/25/2043(a)	1,750,000	1,786,664
Series 2018-2A, Class B, 5.22%, 09/25/2043(a)	3,733,333	3,901,723
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(c)	4,517,000	4,509,858
Castlelake Aircraft Securitization Trust 2018-1, Series 2018-1, Class B, 5.30%, 06/15/2043(a)	915,103	937,937
Cerberus Loan Funding XXV L.P., 6.40% (3 mo. USD LIBOR + 3.80%), 10/15/2030(a)(b)	2,100,000	2,020,201
Cerberus Loan Funding XXVI L.P., Series 2019-1A, Class D, 7.47% (3 mo. USD LIBOR + 4.85%), 04/15/2031(a)(b)	2,500,000	2,515,112
Chase Mortgage Trust,
Series 2016-1, Class M3, 3.75%, 04/25/2045(a)(c)	2,498,094	2,563,074
Series 2016-2, Class M3, 3.75%, 12/25/2045(a)(c)	3,178,513	3,235,174
Principal Amount		Value
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class C, 4.53%, 10/10/2047(c)	$4,000,000	$4,179,648
Series 2015-GC29, Class D, 3.11%, 04/10/2048(a)	5,000,000	4,514,772
Commercial Mortgage Trust,
Series 2014-CR16, Class C, 4.92%, 04/10/2047(c)	10,000,000	10,608,218
Series 2014-CR19, Class C, 4.74%, 08/10/2024(c)	4,578,800	4,815,355
Series 2014-UBS4, Class C, 4.63%, 07/10/2028(c)	5,000,000	5,146,093
Series 2015-CR24, Class B, 4.38%, 08/10/2048(c)	6,800,000	7,264,895
Series 2015-CR26, Class C, 4.48%, 10/10/2048(c)	4,000,000	4,164,109
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class D, 4.16%, 09/15/2050(a)(c)	6,304,000	5,926,986
Series 2018-C14, Class E, 4.89%, 11/15/2051(a)(c)	4,548,000	4,112,257
CVC Cordatus Loan Fund XIV DAC, Series 14A, Class C1, 2.65% (3 mo. EURIBOR + 2.65%), 05/22/2032(a)(b)	1,000,000	1,124,566
DB Master Finance LLC, Series 2019-1A, Class A23, 4.35%, 05/20/2049(a)	3,160,000	3,268,902
Diamond CLO Ltd., Series 2019-1A, Class D, 7.37% (3 mo. USD LIBOR + 4.75%), 04/25/2029(a)(b)	3,000,000	3,014,077
Flagstar Mortgage Trust,
Series 2018-5, Class B1, 4.55%, 09/25/2048(a)(c)	1,678,798	1,831,230
Series 2018-5, Class B2, 4.55%, 09/25/2048(a)(c)	2,011,595	2,162,755
Series 2018-6RR, Class B2, 5.06%, 10/25/2048(a)(c)	2,968,752	3,197,464
Series 2018-6RR, Class B3, 5.06%, 10/25/2048(a)(c)	2,968,752	3,120,729
GPT Mortgage Trust, Series 2018-GPP, Class D,, 4.29% (1 mo. USD LIBOR + 1.85%), 06/15/2035(a)(b)	2,500,000	2,477,769
GS Mortgage Securities Corp. II, Series 2017-SLP, Class E, 4.59%, 10/10/2032(a)(c)	5,050,000	5,018,041
Hertz Vehicle Financing II L.P.,
Series 2016-4A, Class C, 5.06%, 07/25/2022(a)	6,000,000	6,141,281
Series 2017-2A, Class C, 5.31%, 10/25/2023(a)	5,000,000	5,232,456
Series 2019-1A, Class B, 4.10%, 03/25/2023(a)	2,500,000	2,563,535
Series 2019-1A, Class C, 4.99%, 03/25/2023(a)	500,000	512,662
Home Partners of America Trust, Series 2017-1, Class E, 5.08% (1 mo. USD LIBOR + 2.65%), 07/17/2034(a)(b)	5,000,000	5,014,408

See accompanying notes which are an integral part of this schedule.
Invesco Income Fund

Principal Amount		Value
Homeward Opportunities Fund I Trust, Series 2018-1, Class M1, 4.55%, 06/25/2048(a)(c)	$4,000,000	$4,142,292
Invitation Homes Trust,
Series 2017-SFR2, Class E, 4.68% (1 mo. USD LIBOR + 2.25%), 12/17/2036(a)(b)	4,372,676	4,372,993
Series 2018-SFR1, Series E, 4.43% (1 mo. USD LIBOR + 2.00%), 03/17/2037(a)(b)	6,057,000	6,054,970
Series 2018-SFR2, Class E, 4.44% (1 mo. USD LIBOR + 2.00%), 06/17/2037(a)(b)	5,000,000	4,998,398
Series 2018-SFR4, Series E, 4.38% (1 mo. USD LIBOR + 1.95%), 01/17/2038(a)(b)	4,000,000	3,998,539
Series 2018-SFR4, Series F, 4.63% (1 mo. USD LIBOR + 2.20%), 01/17/2038(a)(b)	4,000,000	3,940,342
Jimmy Johns Funding LLC, Series 2017-1A, Class A-2-II, 4.85%, 07/30/2047(a)	1,473,750	1,536,939
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class DFL, 4.72% (1 mo. USD LIBOR + 2.25%), 07/05/2033(a)(b)	3,000,000	2,997,523
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class D, 3.91%, 12/15/2024(a)(c)	4,000,000	3,816,296
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class D, 3.07%, 02/15/2048(a)	3,200,000	2,903,418
Series 2015-C24, Class D, 3.26%, 07/15/2025(a)	5,000,000	4,559,190
Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.08%, 12/15/2051	5,000,000	5,469,735
New Residential Mortgage Loan Trust,
Series 2018-NQM1, Class B1, 5.28%, 11/25/2048(a)(c)	4,184,000	4,447,110
Series 2018-NQM1, Class M1, 4.62%, 11/25/2048(a)(c)	4,000,000	4,237,812
Progress Residential Trust,
Series 2017-SFR2, Class D, 3.60%, 12/17/2034(a)	3,413,000	3,439,370
Series 2017-SFR2, Class E, 4.14%, 12/17/2034(a)	3,000,000	3,056,368
Series 2018-SFR1, Class F, 4.78%, 03/17/2035(a)	525,000	532,099
Series 2018-SFR2, Class E, 4.66%, 08/17/2035(a)	3,000,000	3,081,244
Series 2018-SFR3, Class D, 4.43%, 10/17/2035(a)	7,000,000	7,250,144
Series 2019-SFR1, Class E, 4.47%, 08/17/2035(a)	5,000,000	5,121,075
Residential Mortgage Loan Trust, Series 2019-1, Class A1, 4.59%, 10/25/2058(a)(c)	5,000,000	5,154,314
Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(c)	3,000,000	2,971,148
SPS Servicer Advance Receivables Trust, Series 2018-T1, Class DT1, 4.50%, 10/17/2050(a)	2,100,000	2,123,180
Principal Amount		Value
Starwood Mortgage Residential Trust, Series IMC2, Class A3, 4.38%, 10/25/2048(a)(c)	$4,246,672	$4,360,907
Textainer Marine Containers V Ltd., Series 2017-2A, Class B, 4.75%, 06/20/2042(a)	1,871,605	1,912,202
Textainer Marine Containers VII Ltd., Series 2018-1A, Class B, 4.93%, 07/20/2043(a)	5,969,000	6,108,844
Thunderbolt II Aircraft Lease Ltd. (Cayman Islands),
Series 2017-A, Class B, 5.75%, 05/17/2032(a)(d)	6,920,278	7,216,033
Series 2018-A, Class B, 5.07%, 09/15/2038(a)(d)	4,761,905	4,867,528
Tricon American Homes Trust, Series 2018-SFR1, Class D, 4.17%, 05/17/2037(a)	2,000,000	2,072,116
Triton Container Finance VI LLC, Series 2018-2A, Class A, 5.05%, 06/22/2043(a)	4,087,500	4,224,337
Verus Securitization Trust,
Series 2018, Class A3, 4.71%, 10/25/2058(a)(c)	4,704,400	4,852,279
Series 2018-2, Class B1, 4.43%, 06/01/2058(a)(c)	5,000,000	5,156,043
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/2024(a)(c)	6,000,000	5,597,932
Series 2015-C28, Class B, 4.13%, 05/15/2048(c)	7,100,000	7,379,002
Series 2015-NXS2, Class D, 4.25%, 07/15/2025(c)	6,000,000	5,903,424
Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	3,473,054
Series 2018-BN10, Class A5, 3.69%, 02/15/2061	3,500,000	3,711,111
Wendy’s Funding LLC, Series 2015-1A, Class A23, 4.50%, 06/15/2045(a)	4,825,000	5,061,152
Total Asset-Backed Securities (Cost $319,405,731)		329,065,337
U.S. Dollar Denominated Bonds & Notes–9.63%
Aerospace & Defense–0.16%
Triumph Group, Inc., 7.75%, 08/15/2025	750,000	727,500
Aluminum–0.42%
Press Metal (Labuan) Ltd. (Malaysia), REGS, 4.80%, 10/30/2022(a)	2,000,000	1,956,064
Broadcasting–0.17%
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(a)	750,000	804,150
Cable & Satellite–0.20%
Altice Luxembourg S.A. (Luxembourg), 7.75%, 05/15/2022(a)	200,000	204,000
Intelsat Jackson Holdings S.A. (Luxembourg), 8.50%, 10/15/2024(a)	750,000	733,125
		937,125
Diversified Banks–2.46%
Banco do Brasil S.A. (Brazil), REGS, 4.88%, 04/19/2023(a)	2,500,000	2,573,750
See accompanying notes which are an integral part of this schedule.
Invesco Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), 5.95%, 10/01/2028(a)	$5,000,000	$5,288,400
Industrial Senior Trust (Guatemala), REGS, 5.50%, 11/01/2022(a)	2,500,000	2,537,500
Lloyds Banking Group PLC (United Kingdom), 7.50%, 12/31/2099	1,110,000	1,135,391
		11,535,041
Diversified Capital Markets–0.54%
Credit Suisse Group AG (Switzerland), 7.25%(a)	2,500,000	2,552,188
Electric Utilities–0.54%
Inkia Energy Ltd. (Peru), REGS, 5.88%, 11/09/2027(a)	2,500,000	2,512,525
Environmental & Facilities Services–0.15%
GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(a)	750,000	723,525
Health Care Services–0.47%
CHS/Community Health Systems, Inc., 8.00%, 03/15/2026(a)	750,000	719,295
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(a)	750,000	748,125
Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash Rate, 12/01/2022(a)(e)	750,000	739,688
		2,207,108
Integrated Oil & Gas–0.83%
Petroleos Mexicanos (Mexico), 6.88%, 08/04/2026	3,750,000	3,900,000
Marine–0.42%
Hidrovias International Finance SARL (Brazil), REGS, 5.95%, 01/24/2025(a)	2,000,000	1,975,020
Metal & Glass Containers–0.14%
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(a)	750,000	676,875
Oil & Gas Exploration & Production–0.43%
Canacol Energy Ltd. (Colombia), REGS, 7.25%, 05/03/2025(a)	2,000,000	2,030,020
Oil & Gas Refining & Marketing–0.39%
Puma International Financing S.A. (Singapore), REGS, 5.13%, 10/06/2024(a)	2,000,000	1,816,360
Railroads–0.15%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(a)	750,000	712,500
Real Estate Development–0.53%
Longfor Group Holdings Ltd. (China), REGS, 4.50%, 01/16/2028(a)	2,500,000	2,480,756
Sovereign Debt–1.63%
Dominican Republic International Bond (Dominican Repubic), REGS, 6.88%, 01/29/2026(a)	2,500,000	2,781,250
Principal Amount		Value
Sovereign Debt–(continued)
Honduras Government International Bond (Honduras), REGS, 6.25%, 01/19/2027(a)	$2,500,000	$2,640,625
Oman Government International Bond (Oman), REGS, 4.75%, 06/15/2026(a)	2,500,000	2,248,590
		7,670,465
Total U.S. Dollar Denominated Bonds & Notes (Cost $44,196,529)		45,217,222

Agency Credit Risk Transfer Notes–8.68%
Cadogan Square CLC, (Ireland), Series 13A, 2.60%, (3 mo. EURIBOR + 2.60%) 01/15/2032(a)(b)	2,400,000	2,698,509
Fannie Mae Connecticut Avenue Securities
7.93% (1 mo. USD LIBOR + 5.50%), 09/25/2029(b)	3,825,000	4,370,941
5.98% (1 mo. USD LIBOR + 3.55%), 07/25/2030(b)	5,000,000	5,105,188
4.63% (1 mo. USD LIBOR + 2.20%), 08/25/2030(b)	1,400,000	1,410,032
6.93% (1 mo. USD LIBOR + 4.50%), 12/25/2030(b)	3,500,000	3,633,589
Freddie Mac
Series 2018-HQA1, Class M2, 4.73%, (1 mo. USD LIBOR + 2.30%) 09/25/2030(b)	5,000,000	5,036,364
Series 2018-HRP2, Class M3, STACR® Debt Notes, 4.83%, (1 mo. USD LIBOR + 2.40%) 02/25/2047(a)(b)	5,000,000	5,121,401
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class B1, STACR® Debt Notes, 7.58%, (1 mo. USD LIBOR + 5.15%) 10/25/2029(b)	805,000	900,506
Series 2018-SPI3, Class M1, 4.17%, 08/25/2048(a)(c)	2,427,682	2,447,513
Golub Capital Partners CLO 34M Ltd, (Cayman Islands), Series 2017 A, Class 34 M, 6.20%, (3 mo. USD LIBOR + 3.65%) 03/14/2031(a)(b)	5,000,000	5,035,934
Strata CLO, Ltd., (Cayman Islands), Series 1A, Class D, 6.88%, (3 mo. USD LIBOR + 4.06%) 01/15/2031(a)(b)	5,000,000	5,021,874
Total Agency Credit Risk Transfer Notes (Cost $40,708,902)		40,781,851
Shares
Common Stocks & Other Equity Interests–3.29%
Mortgage Real Estate Investment Trusts–3.29%
New Residential Investment Corp.	275,000	4,193,750
New York Mortgage Trust, Inc.	500,000	3,020,000
PennyMac Mortgage Investment Trust	175,000	3,640,000
TPG RE Finance Trust, Inc.	240,000	4,600,800
		15,454,550
Total Common Stocks & Other Equity Interests (Cost $16,624,966)		15,454,550
See accompanying notes which are an integral part of this schedule.
Invesco Income Fund

Shares		Value
Preferred Stocks–3.16%
Mortgage Real Estate Investment Trusts–3.16%
Annaly Capital Management, Inc., 6.50%, Series G, Pfd.	200,000	$4,848,000
New York Mortgage Trust, Inc., 7.88%, Series C, Pfd.	100,000	2,495,000
PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.	100,000	2,544,000
Two Harbors Investment Corp., 7.25%, Series C, Pfd.	200,000	4,940,000
Total Preferred Stocks (Cost $14,968,216)		14,827,000
Principal Amount
Collateralized Mortgage Obligations–2.55%
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D,, 4.42%, 04/10/2023(a)(c)	$4,885,000	4,986,770
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G, , 6.36% (1 mo. USD LIBOR + 3.92%), 07/15/2021(a)(b)	3,000,000	2,956,710
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHH, Class E, , 4.85% (1 mo. USD LIBOR + 2.41%), 06/15/2020(a)(b)	2,000,000	2,021,350
Series 2018-PHH, Class F, , 5.45% (1 mo. USD LIBOR + 3.01%), 06/15/2020(a)(b)	2,000,000	2,020,311
Total Collateralized Mortgage Obligations (Cost $11,798,063)		11,985,141
U.S. Treasury Securities–2.28%
U.S. Treasury Bills–2.10%
2.27% - 2.45%, 06/27/2019(f)(g)	4,903,000	4,894,576
2.40%, 10/31/2019(g)	5,000,000	4,952,465
		9,847,041
U.S. Treasury Notes–0.18%
2.88%, 10/31/2020	830,600	839,766
Total U.S. Treasury Securities (Cost $10,680,010)		10,686,807
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.47%
Collateralized Mortgage Obligations–0.00%
Fannie Mae REMICs
5.00%, 08/25/2019	1,295	1,292
2.25%, 02/25/2021	5,643	5,612
4.00%, 02/25/2040	8,285	8,292
		15,196
	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.02%
6.00%, 07/01/2019 to 11/01/2019	$13,362	$13,355
10.00%, 04/01/2020	1,725	1,732
4.50%, 09/01/2020	8,491	8,487
9.50%, 11/01/2020 to 04/01/2025	7,658	7,828
10.50%, 01/01/2021	104	104
9.00%, 06/01/2021 to 04/01/2025	47,863	50,731
6.50%, 06/01/2029 to 08/01/2032	4,548	5,118
7.00%, 03/01/2032 to 05/01/2032	1,432	1,530
		88,885
Federal National Mortgage Association (FNMA)–0.05%
6.50%, 07/01/2019 to 10/01/2036	11,133	12,045
7.00%, 08/01/2019 to 02/01/2032	3,790	3,847
5.00%, 03/01/2020	13,259	13,590
5.50%, 03/01/2021	26	27
10.00%, 12/20/2021	1,852	1,872
9.50%, 08/01/2022	263	265
6.00%, 04/01/2024	404	438
6.75%, 07/01/2024	150,857	166,952
9.95%, 04/20/2025	3,345	3,389
6.95%, 07/01/2025 to 10/01/2025	31,416	31,573
8.00%, 10/01/2029	35	39
		234,037
Government National Mortgage Association (GNMA)–0.40%
6.50%, 08/15/2019 to 09/15/2032	95,651	98,794
9.00%, 09/15/2019 to 04/15/2021	444	444
8.00%, 01/15/2020 to 02/15/2036	750,434	851,030
9.50%, 08/15/2020 to 03/15/2023	3,084	3,114
7.00%, 01/15/2023 to 12/15/2036	676,888	712,591
10.00%, 07/15/2024	451	452
6.95%, 07/20/2025 to 11/20/2026	177,943	184,846
6.00%, 11/15/2031	776	843
8.50%, 01/15/2037	16,779	17,213
		1,869,327
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $2,130,333)		2,207,445
	Shares
Money Market Funds–0.61%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(h)	1,729,247	1,729,247
See accompanying notes which are an integral part of this schedule.
Invesco Income Fund

Shares		Value
Money Market Funds (continued)–0.61%
Invesco Treasury Portfolio, Institutional Class, 2.28%(h)	1,152,831	$1,152,831
Total Money Market Funds (Cost $2,882,078)		2,882,078
TOTAL INVESTMENTS IN SECURITIES–100.74% (Cost $463,394,828)		473,107,431
OTHER ASSETS LESS LIABILITIES–(0.74)%		(3,463,959)
NET ASSETS–100.00%		$469,643,472
Investment Abbreviations:
CLO	– Collateralized Loan Obligation
DAC	– Designated Activity Co.
EURIBOR	– Euro Interbank Offered Rate
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
STACR®	– Structured Agency Credit Risk
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $329,444,907, which represented 70.15% of the Fund’s Net Assets.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2019.
(c)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2019.
(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	143	September-2019	$30,698,078	$97,241	$97,241
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	368	September-2019	(43,191,125)	(198,268)	(198,268)
U.S. Treasury 10 Year Notes	244	September-2019	(30,927,000)	(216,270)	(216,270)
U.S. Treasury 10 Year Ultra Bonds	239	September-2019	(32,634,703)	(319,052)	(319,052)
Subtotal—Short Futures Contracts				(733,590)	(733,590)
Total Futures Contracts				$(636,349)	$(636,349)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
08/15/2019	JP Morgan Chase Bank, N.A.	EUR	3,610,861	USD	4,069,986	$11,901
Subtotal—Appreciation						11,901
See accompanying notes which are an integral part of this schedule.
Invesco Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
08/15/2019	Citibank N.A.	USD	1,131,752	EUR	1,000,000	$(7,897)
08/30/2019	Goldman Sachs International	EUR	7,185,213	USD	8,081,784	(3,130)
Subtotal—Depreciation						(11,027)
Total Forward Foreign Currency Contracts						$874

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit CDX North America High Yield Index Series 32, Version 1	Sell	5.00%	Quarterly	06/20/2024	3.93%	USD	60,000,000	$4,316,076	$2,704,951	$(1,611,125)

(a)	Implied credit spreads represent the current level, as of May 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Barclays Bank PLC	Markit CMBX North America BBB-Index, Series 7	Sell	3.00%	Monthly	01/17/2047	4.22%	$10,000,000	$(351,435)	$(472,905)	$(121,470)
Morgan Stanley & Co International PLC	Markit CMBX North America BBB-Index, Series 7	Sell	3.00%	Monthly	01/17/2047	4.22%	$25,000,000	$(915,875)	$(1,182,263)	$(266,388)
Morgan Stanley & Co International PLC	Markit CMBX North America BBB-Index, Series 7	Sell	3.00%	Monthly	01/17/2047	4.22%	$10,000,000	$(366,968)	$(472,905)	$(105,937)
Subtotal								(1,634,278)	(2,128,073)	(493,795)
Total Open Over-The-Counter Credit Default Swap Agreements								$(1,634,278)	$(2,128,073)	$(493,795)

(a)	Implied credit spreads represent the current level, as of May 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:
USD	—U.S. Dollar
EUR	—Euro
See accompanying notes which are an integral part of this schedule.
Invesco Income Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
Invesco Income Fund

B.	Securities Transactions and Investment Income — (continued)
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Commercial Mortgage-Backed Securities — The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.
Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation)of investment securities, respectively.
E.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
G.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination
Invesco Income Fund

G.	Swap Agreements — (continued)
events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
H.	Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike
Invesco Income Fund

H.	Put Options Purchased — (continued)
price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
I.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	$—	$329,065,337	$—	$329,065,337
U.S. Dollar Denominated Bonds & Notes	—	45,217,222	—	45,217,222
Agency Credit Risk Transfer Notes	—	40,781,851	—	40,781,851
Common Stocks & Other Equity Interests	15,454,550	—	—	15,454,550
Preferred Stocks	14,827,000	—	—	14,827,000
Collateralized Mortgage Obligations	—	11,985,141	—	11,985,141
U.S. Treasury Securities	—	10,686,807	—	10,686,807
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	2,207,445	—	2,207,445
Money Market Funds	2,882,078	—	—	2,882,078
Total Investments in Securities	33,163,628	439,943,803	—	473,107,431
Other Investments - Assets*
Futures Contracts	97,241	—	—	97,241
Forward Foreign Currency Contracts	—	11,901	—	11,901
	97,241	11,901	—	109,142
Other Investments - Liabilities*
Futures Contracts	(733,590)	—	—	(733,590)
Forward Foreign Currency Contracts	—	(11,027)	—	(11,027)
Swap Agreements	—	(2,104,920)	—	(2,104,920)
	(733,590)	(2,115,947)	—	(2,849,537)
Total Other Investments	(636,349)	(2,104,046)	—	(2,740,395)
Total Investments	$32,527,279	$437,839,757	$—	$470,367,036

*	Unrealized appreciation (depreciation).
Invesco Income Fund

NOTE 3—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2019:
	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded	$-	$-	$97,241	$97,241
Unrealized appreciation on forward foreign currency contracts outstanding	-	11,901	-	11,901
Total Derivative Assets	-	11,901	97,241	109,142
Derivatives not subject to master netting agreements	-	-	(97,241)	(97,241)
Total Derivative Assets subject to master netting agreements	$-	$11,901	$-	$11,901
	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded	$-	$-	$(733,590)	$(733,590)
Unrealized depreciation on swap agreements — OTC	(493,795)	-	-	(493,795)
Unrealized depreciation on swap agreements — Centrally Cleared	(1,611,125)	-	-	(1,611,125)
Unrealized depreciation on forward foreign currency contracts outstanding	-	(11,027)	-	(11,027)
Total Derivative Liabilities	(2,104,920)	(11,027)	(733,590)	(2,849,537)
Derivatives not subject to master netting agreements	1,611,125	-	733,590	2,344,715
Total Derivative Liabilities subject to master netting agreements	$(493,795)	$(11,027)	$-	$(504,822)
Effect of Derivative Investments for the three months ended May 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$168,829	$-	$168,829
Futures contracts	-	-	(3,216,361)	(3,216,361)
Swap agreements	1,528,902	-	-	1,528,902
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	14,177	-	14,177
Futures contracts	-	-	(1,022,008)	(1,022,008)
Swap agreements	(2,751,825)	-	-	(2,751,825)
Total	$(1,222,923)	$183,006	$(4,238,369)	$(5,278,286)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$10,563,278	$141,008,604	$106,666,667
Invesco Income Fund